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                                FOURTH AMENDMENT
                                       TO
                    REVOLVING CREDIT AGREEMENT (UNGUARANTEED)
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         Fourth  Amendment  dated  as of  March  31,  2000 to  Revolving  Credit
Agreement (the "Fourth Amendment"), by and among APPNET SYSTEMS, INC., a Delaware corporation (the "Borrower"), FLEET NATIONAL BANK (formerly known as BANKBOSTON, N.A.) and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks"), amending certain provisions of the Revolving Credit Agreement dated as of January 8, 1999 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, Fleet National Bank (formerly known as BankBoston, N.A.) as agent for the Banks (the "Agent") and Antares Capital Corporation as co-agent for the Banks. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

         WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Fourth Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         ss.1. Amendment to Section 1.1 of the Credit Agreement. The definition of "EBITDA" contained in ss.1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and restating it as follows:

                  EBITDA. With respect to the Borrower and its Subsidiaries for any fiscal period, an amount equal to Consolidated Net Income for such period, plus, to the extent deducted in the calculation of Consolidated Net Income and without duplication, (a) income tax expense for such period; (b) Consolidated Total Interest Expense paid or accrued (excluding accrued interest the payment of which is deferred beyond one year from the date such amount is being determined) during such period; (c) depreciation and amortization for such period; (d) the one-time expense incurred in the fiscal quarter ended September 30, 1999 pertaining to the severance arrangements for certain employees; (e) the one-time charge for bad debts taken in the fiscal quarter ended March 31, 2000 in an aggregate amount not to exceed $3,400,000 and (f) the amount of any earn-out or noncompete for such period to the extent such amount was capitalized and treated as debt (including without limitation any earn-out such as that which was part of the consideration in the acquisition of New Media Publishing, Inc., which earn-out was

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                                    -2-


         accounted for as compensation and noncompete and capitalized as an intangible asset and amortized), and minus, to the extent added in computing Consolidated Net Income and without duplication, all noncash gains (including income tax benefits) for such period, all as determined in accordance with generally accepted accounting principles.

         ss.2. Conditions to Effectiveness. This Fourth Amendment shall not become effective until the Agent receives a counterpart of this Fourth Amendment, executed by the Borrower, each Subsidiary and the Banks

         ss.3. Representations and Warranties. The Borrower hereby represents that, on and as of the date hereof, each of the representations and warranties made by it in ss.7 of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the Borrower and its Subsidiaries of this Fourth Amendment and the performance by the Borrower and its Subsidiaries of all of its agreements and obligations under the Credit Agreement and the other Loan Documents as amended hereby are within the corporate authority of each of the Borrower and its Subsidiaries and has been duly authorized by all necessary corporate action on the part of the Borrower and its Subsidiaries.

         ss.4. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Fourth Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         ss.5. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

         ss.6. Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         ss.7. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

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         IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this Fourth
Amendment as a document under seal as of the date first above written.

                                        APPNET SYSTEMS, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        FLEET NATIONAL BANK (formerly
                                        know as BankBoston, N.A.)



                                        By: /s/
                                           ------------------------------------
                                           Jay L. Massimo, Director


                                        ANTARES CAPITAL CORPORATION



                                        By: /s/
                                           ------------------------------------
                                        Title:

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                                      -4-


                            RATIFICATION OF GUARANTY

         Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Fourth Amendment as of March 31, 2000 and agrees that each of the Guaranty dated as of January 8, 1999, March 4, 1999 and March 10, 1999 from each of the undersigned guarantors remains in full force and effect, and each of the guarantors confirms and ratifies all of its obligations thereunder.

                                        APPNET OF MICHIGAN, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:

                                        APPNET OF MARYLAND, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        SOFTWARE SERVICES CORPORATION



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        NEW MEDIA PUBLISHING, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        RESEARCH & PLANNING, INC.


                                        By: /s/
                                           ------------------------------------
                                        Title:
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                                      -5-


                                        CENTURY COMPUTING, INCORPORATED



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        THE KODIAK GROUP, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        I33 COMMUNICATION CORP.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        SIGMA6, INC.



                                        By: /s/
                                           ------------------------------------
                                        Title:


                                        SALZINGER ACQUISITION CORP.



                                        By: /s/
                                           ------------------------------------
                                        Title: